Events after the end of the reporting period	12 Months Ended
Dec. 31, 2023
Disclosure of non-adjusting events after reporting period [abstract]
Events after the end of the reporting period

35. Events after the end of the reporting period

Effective as of January 1, 2024 the Company has made changes to how it makes strategic decisions and allocates resources among its operating segments. As part of this change the Greater China business will be managed separately from the rest of the Asia business, forming its own operating segment. The rest of the Asia business, including the Singapore manufacturing facility, will be managed together with the current EMEA business, which is now identified as Europe & International. Following these changes the new operating segments are (i) Europe & International, (ii) North America and (iii) Greater China. In addition to the above-described changes, a majority of the research and development expenses, currently part of corporate overhead, will be allocated to the operating segments to align with how resources are being allocated and monitored as of January 1, 2024.

On February 14, 2024, the Sustainable Revolving Credit Facility Agreement and the Term Loan B Credit Agreement were amended and restated to, among other things, (i) reset the financial covenant levels applying to the minimum EBITDA (including separate testing of the Group’s Europe & International EBITDA, the definition of which has subsequently been corrected by way of subsequent amendment), minimum liquidity and total net leverage ratio financial covenants and, in relation to the Sustainable Revolving Credit Facility Agreement, the tangible solvency ratio financial covenant, (ii) revise certain financial definitions to permit additional adjustments for the purpose of the calculation of the financial covenants and (iii) provide certain flexibility for disposals of assets relating to the Group’s production facilities in Dallas Fort Worth, Texas, United States of America and Peterborough, United Kingdom. In addition, the existing draw-stop level for the Sustainable Revolving Credit Facility Agreement, which requires that a certain amount of such facility remains undrawn for as long as the last twelve months’ (“LTM”) consolidated EBITDA of the Group is negative, has been increased from $50 million to $100 million, and the original 24 months’ non-call/make-whole period applying under the Term Loan B Credit Agreement has been reset to apply for the 18 months following the amendment effective date (for the avoidance of doubt, the subsequent 12 months’ prepayment fee period still applies after the end of such 18-month period).

Under the amended Sustainable Revolving Credit Facility Agreement and Term Loan B Credit Agreement, the total net leverage ratio financial covenant, tested in respect of the LTM period ending on each quarter date, will start to apply in respect of the LTM period ending on 31 December 2026 and the applicable financial covenant level will be 4.50:1, stepping down to 3.50:1 for each LTM period ending in 2027 and to 3.00:1 for each LTM period in 2028. The reset quarterly tangible solvency ratio financial covenant level applying under the amended Sustainable Revolving Credit Facility Agreement is 30%.

On February 14, 2024, the EIF Facility was amended and restated to, where and to the extent applicable, implement equivalent amendments as those made to the Sustainable Revolving Credit Facility Agreement on February 14, 2024.